Credit Suisse Small & Mid Cap Conference Carl Lukach, EVP and Chief Financial Officer September 17, 2015 Exhibit 99.1

Forward-Looking Statements
This presentation includes “forward-looking information,”  relating to Univar.  Forward-looking statements are subject to known and unknown risks and uncertainties, many of which may be beyond our control. We caution you that the forward-looking information presented in this presentation is not a guarantee of future events, and that actual events may differ materially from those made in or suggested by the forward-looking information contained in this presentation.  In addition, forward-looking statements generally can be identified by the use of forward-looking terminology such as “may,” “plan,” “seek,” “comfortable with,”
“will,” “expect,” “intend,” “estimate,” “anticipate,” “believe” or “continue” or the negative thereof or variations thereon or similar terminology. Any forward-looking information presented herein is made only as of the date of this presentation, and we do not undertake any obligation to update or revise any forward-looking information to reflect changes in assumptions, the occurrence of unanticipated events, or otherwise.
Univar evaluates operating performance using adjusted EBITDA. Adjusted EBITDA is defined as consolidated net income (loss), plus the sum of: (1) interest expense, net of interest income; (2) income tax expense (benefit); (3) depreciation; (4) amortization;
(5) other operating expenses, net, which primarily consists of pension mark to market adjustments, acquisition and integration related expenses, stock-based compensation expense, redundancy and restructuring costs, advisory fees paid to stockholders, and other unusual or non-recurring expenses; (6) impairment charges; (7) loss on extinguishment of debt; and (8) other expense, net, which consists of gains and losses on foreign currency transactions and undesignated derivative instruments, ineffective portions of cash flow hedges, debt refinancing costs, and other non-operating activity.
Regulation G:  Non GAAP Measures
The information presented herein regarding certain unaudited non GAAP measures does not conform to generally accepted accounting principles in the United States (U.S. GAAP) and should not be construed as an alternative to the reported results determined in accordance with U.S. GAAP. Univar has included this non-GAAP information to assist in understanding the operating performance of the company and its operating segments. The non-GAAP information provided may not be consistent with the methodologies used by other companies. All non-GAAP information related to previous Univar filings with the SEC has been reconciled with reported U.S. GAAP results.

World Leader in Chemical Distribution
2014 Revenue By End Market
2014 Revenue By Operating Segment
Global provider of basic and specialty
chemicals; innovative value-added
services
•
Net Sales $9.8 billion –
Last 12 months
(LTM) 6/30/15
•
Adjusted
EBITDA
$634.0
million
-
LTM
6/30/15
#1 in North America and #2 in Europe
(a)
Strategically positioned for growth and
margin expansion
(a) Univar
and Brenntag
are the largest North American chemical distributors per “Specialty Chemical Distribution Market Update” (Boston Consulting Group; April 2014); market share measured based upon revenue
per
Univar
S-1
(USA
+
Canada)
and
Brenntag
2014
annual
report.
Water treatment comprises 5% of total revenue
Oil, Gas &
Mining
17%
Coatings &
Adhesives
14%
Agricultural
Sciences
9%
Chemical
Manufacturing
8%
Food Ingredients
6%
Cleaning &
Sanitization
6%
Personal Care
3%
Pharmaceuticals
4%
Utilities
3%
Rubber &
Plastics
1%
Other
29%
USA
59%
EMEA
21%
Canada
15%
RoW
5%

ExxonMobil
Dow
BASF
EASTMAN
lyondellbasell
UNIVAR
EASTMAN
ExxonMobil

Compelling Value Proposition for
Producers and Customers
Univar provides valued outsourcing services to producers and customers large and small
Benefits to Chemical Producers
Benefits to Customers
›
Market demand insights
›
Quality sales execution
–
Industry / product knowledge
›
Improved market access
›
Reduced complexity
›
Rigorous safety culture
›
Regulatory expertise
›
Simplified sourcing process via “one-stop shop”
›
Value-added services
›
Lower total cost of ownership
›
Centralized account management
›
Optimized production and formulation
›
Producer and market insights
›
“Just-in-time” delivery
Local and regional players
Multinational leaders
8,000+ producers
~110,000 customers

2013
$223 Billion (and Growing) Market
Opportunity
Third-party chemical distribution market growth outpacing broader chemical demand
2008
Addressable
Chemical
Distribution
Market
(a)
Third Party
Chemical
Distribution
(a)  Excludes non-distribution products such as ethylene and propylene.
Source:  “Specialty Chemical Distribution Market Update” (Boston Consulting Group; April 2014).
$163
billion
$223
billion
2018
$1.8
trillion
$2.3
trillion

AkzoNobel Kellogg's Henkel Dow

FMC Georgia-Pacific PPG Valero Ecolab

Formosa Plastics lyondellbasell BASF

Dow ExxonMobil Chemical Eastman Dow Corning

Business Diversity Provides Resilience
and Stability
Geography
>150+ countries
Global sourcing
and distribution
network
End-markets
Widespread
No end market
represents more
than 20% of
sales
Customers
~110,000
Highly diverse
customer base
Suppliers
8,000+
Fragmented
global supplier
base
Products
and
Services
Comprehensive
suite
>30,000
products
USA
EMEA
Canada
RoW
–
Specialty products
–
Basic chemicals
–
Value-added services
–
Tailored packaging and blends
Representative customers:
Top 10 represent
~13% of  sales
Representative suppliers:
Top 10 represent ~32% of
chemical expenditures
Well positioned for growth

UNIVAR

Magnablend
A Univar company

MINIBULK
Part of the Univar Network

CHEMCARE
Part of the Univar Network

CHEMPOINT
A UNIVAR COMPANY

DOWFROST™ PROPYLENE GLYCOL THERMAL FLUIDS

Key Differentiation through Innovative &
Broad Value-added Services
›
Formulation
and
specialty
blending
expertise
in
oil
and
gas
and
agriculture
›
Customized
to meet formulation and performance demands
›
Complete on-site storage solution of less-than-truckload deliveries
›
›
End-to-end waste reuse, recycling, and disposal solutions
›
On-site project management services maximize customer value
›
Value-added services offer faster growth and higher gross margin potential
Unique distribution platform provides technology-enabled marketing and sales
Minimizes handling and exposure to hazardous materials

UNIVAR

KEY CHEMICAL

D'Altomare química

CHEMICAL ASSOCIATES

M&A Update
Attractive robust M&A pipeline
Seeking acquisitions to accelerate value
creation
Successful distributors
Attractive risk-adjusted price
Univar
retains synergy upside
Defined and resourced integration
Priority focus on maintaining #1 position in North
America
M&A Approach
Acquisition Criteria
Recent M&A Overview
“Bite-size” and “tuck-in” approach
Market synergies
Product offering; technical expertise;
value-added services
Expanding geographic penetration
Emerging market access
Cost synergies
Financial Objectives
Brazilian distributor of
specialty chemicals
Expands presence in key
specialty markets
Solid service capabilities
Over-achieved business
case in first quarter owned
Year 1:  EBITDA / free cash flow accretive
Year 2:  Achieve cost and market synergies
Year 3:  Achieve cash return in excess of cost of
capital on acquisition price
Leading supplier of fluoride
in the U.S.
Specializes in blending, mixing,
and packaging of custom-
formulated oleochemicals

Capex as % of Sales
Net Working Capital
(a)
as % of Sales
Strong Cash Generation and Focus on
Return on Capital
Working capital and capital expenditure productivity gains for enhanced cash generation capacity
1.7%
1.4%
1.1%
2012
2013
2014
Commentary
›
Asset-light Business Model
›
Working Capital Optimization
›
Margin Expansion and Earnings Growth
Benefiting Capital Returns
›
2014 return on net assets
(b)
: ~23%
11.8%
11.8%
11.5%
2012
2013
2014
(a) NWC defined as annual average accounts receivable + annual average inventory – annual average accounts payable, based off of beginning and ending year amounts. See Appendix for reconciliation.
(b) Defined as adjusted EBITA / (average PP&E + average net working capital). Average values utilize opening and closing balances for the year.
Source:  Company information

Strategic Priorities
Capitalize on Organic
Growth Opportunities in
Attractive Markets
1
›
Innovative Valued-Added
Services
›
Highly Focused Sales Force
›
Full Solution Customer Value
Proposition
›
Producer-Supported
Solutions Model
Continue to Execute
on Operational
Excellence Initiatives
2
›
Commercial Excellence
Initiatives
›
Ongoing Productivity
Improvements
“Tuck-in” Acquisitions
to Complement Organic
Growth
3
›
Steady Flow of Opportunities
›
New Markets / New Products

Proven Track Record
Cost productivity, commercial initiatives, value-added services and acquisitions driving results
(a) See Appendix for reconciliation.
Source:  Company information
Adj. EBITDA
(a)
Revenue
Gross Profit
Financial
Performance
($ in Millions)
$10,325
$10,374
2012
2013
2014
$9,747
2012
2013
2014
Gross Profit
$1,823
$1,876
$1,931
18.7%
18.2%
18.6%
$607
$598
$642
6.2%
5.8%
6.2%
2012
2013
2014
Adj. EBITDA

Consolidated Highlights –
Q2 2015
Successfully Offsetting
Headwinds
•
Large FX translation impact
•
Oil & Gas volume decline
•
Mix enrichment from industrial
chemicals and services
•
Gross Margin up
•
Conversion ratio up
1
•
Adjusted EBITDA margin up
Key Metrics:
$ in millions
2Q15
2Q14
Y/Y %
Net Sales
$2,510.1
$2,861.4
(12.3%)
Currency Neutral
--
--
(5.4%)
Gross Profit
$467.2
$500.5
(6.7%)
Currency Neutral
--
--
0.4%
Gross Margin
18.6%
17.5%
+110 bps
Adjusted EBITDA
$168.6
$176.4
(4.4%)
Currency Neutral
--
--
1.4%
Adjusted EBITDA
Margin
1
6.7%
6.2%
+55 bps
1
Defined as Adjusted EBITDA divided by Gross Profit

Stronger Financial Profile
Stronger Financial Condition
IPO  +  Private Placement  +  Refinancing
IPO & Private Placement:
Raised $760 million
Debt Reduction:
Paid off all $650 million 10.5% debt
Debt Refinancing:
Extended debt maturities 5 years to 2022-23
Reduced interest expense ~$100 million (40%)
Net debt/EBITDA:
Reduced from 5.6 times to 4.5 times
Credit rating:
Raised by Moody’s

14 Value Drivers Mix Enrichment Productivity Acquisitions Rising Margins Rising Return On Capital Lower Leverage

Appendix

Adjusted EBITDA Reconciliation
In addition to our net income (loss) determined in accordance with GAAP, we evaluate operating performance using Adjusted EBITDA, which we define as our consolidated net income (loss), plus the sum of interest
expense,
net
of
interest
income,
income
tax
expense
(benefit),
depreciation,
amortization,
other
operating
expenses,
net
(which
primarily
consists
of
pension
mark
to
market
adjustments,
acquisition
and
integration related expenses, employee stock-based compensation expense, redundancy and restructuring costs, advisory fees paid to stockholders, and other unusual or non-recurring expenses), impairment charges, loss on extinguishment of debt and other income (expense), net (which consists of gains and losses on foreign currency transactions and undesignated derivative instruments, ineffective portion of cash flow hedges, debt refinancing costs and other nonoperating activity). We define Adjusted EBITDA margin as Adjusted EBITDA as a percentage of net sales.
We believe that Adjusted EBITDA is an important indicator of operating performance because we report Adjusted EBITDA to our lenders as required under the covenants of our credit agreements. Adjusted
EBITDA excludes the effects of income taxes, as well as the effects of financing and investing activities by eliminating the effects of interest, depreciation and amortization expenses. We consider gains (losses)
on the acquisition, disposal and impairment of assets as resulting from investing decisions rather than ongoing operations; and other significant items, while periodically affecting our results, may vary significantly from period to period and have a disproportionate effect in a given period, which affects comparability of our results. We also present Adjusted EBITDA as a supplemental performance measure because we believe that this measure provides investors and securities analysts with important supplemental information with which to evaluate our performance and to enable them to assess our performance on the same basis as management.
Adjusted EBITDA should not be considered as an alternative to net income (loss) or other performance measures presented in accordance with GAAP, or as an alternative to cash flow from operations as a measure of our liquidity. Adjusted EBITDA does not represent net income (loss) or cash flow from operations as those terms are defined by GAAP and does not necessarily indicate whether cash flows will be sufficient
to
fund
cash
needs.
Adjusted
EBITDA
as
used
herein
should
not
be
confused
with
“Compensation
Adjusted
EBITDA”
used
for
calculating
incentive
compensation
under
our
benefit
plans
as
described
in
the “Executive Compensation” section, found in the Registration Statement filed with the SEC.
We caution readers that amounts presented in accordance with our definition of Adjusted EBITDA may not be comparable to similar measures disclosed by other companies, because of differing methods used by
other
companies
in
calculating
Adjusted
EBITDA.
For
a
complete
discussion
of
the
method
of
calculating
Adjusted
EBITDA
and
its
usefulness,
refer
to
“Management’s
Discussion
and
Analysis
of
Financial
Condition
and
Results
of
Operations—Key
Business
Metrics—Adjusted
EBITDA,”
included
in
the
Registration
Statement
filed
with
the
SEC.
The
following
is
a
quantitative
reconciliation
of
Adjusted
EBITDA
to
the
most directly comparable GAAP financial performance measure, which is net income (loss):
Fiscal Year Ended
December 31, 2014
December 31, 2013
December 31, 2012
Net income (loss)
($20.1)
($82.3)
($197.4)
Income tax expense (benefit)
(15.8)
(9.8)
75.6
Interest expense, net
250.6
294.5
268.1
Loss on extinguishment of debt
1.2
2.5
0.5
Amortization
96.0
100.0
93.3
Depreciation
133.5
128.1
111.7
EBITDA
$445.4
$433.0
$351.8
Impairment charges
0.3
135.6
75.8
Other operating expenses, net
197.1
12.0
177.7
Other (income) expense, net
(1.1)
17.6
1.9
Adjusted EBITDA
$641.7
$598.2
$607.2
Adjusted EBITDA Description

Adjusted EBITDA Reconciliation
3 months
ended 6/30
6 months
ended 6/30
LTM
$ in Millions
2015
2014
2015
2014
6/30/2015
Adjusted EBITDA
$168.6
$176.4
$314.3
$322.0
$634.0
Other Operating
Expenses, net
39.0
25.6
47.1
47.3
196.9
Depreciation
37.7
30.6
69.7
61.2
142.0
Amortization
22.4
24.1
44.3
47.8
92.5
Impairment
Charges
--
--
--
--
0.3
Interest Expense, net
63.1
64.8
126.3
128.7
248.2
Loss on Extinguishment
of
Debt
7.3
--
7.3
1.2
7.3
Other Expense, net
12.1
2.0
5.3
3.9
0.3
Income tax expense
(benefit)
(0.6)
9.8
7.0
15.2
(24.0)
Net Income (Loss)
$(12.4)
$19.5
$7.3
$16.7
$(29.5)

NWC Reconciliation
STRICTLY PRIVATE & CONFIDENTIAL
2011
2012
2013
2014
Sales
$9,747
$10,325
$10,374
Accounts Receivable
$1,165
$1,243
$1,277
$1,278
Inventory
$762
$929
$894
$943
Accounts Payable
$911
$892
$1,021
$992
Net Working Capital
$1,016
$1,280
$1,150
$1,228
Average
Net
Working
Capital
(a)
$1,148
$1,215
$1,189
Average
Net
Working
Capital
as
%
of
Sales
11.8%
11.8%
11.5%
(a) NWC defined as annual average accounts receivable + annual average inventory – annual average accounts payable, based off of beginning and ending year amounts.
Source:  Company information

19